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                                                                  EXHIBIT 10.3
                                                                  ------------

                             SECOND AMENDMENT TO THE
                                 NET.B@NK, INC.
                            1996 STOCK INCENTIVE PLAN


         THIS SECOND AMENDMENT is made as of this 23rd day of March, 1999, by Net.B@nk, Inc. a corporation duly organized and existing under the laws of the State of Georgia (hereinafter called the "Company").

                              W I T N E S S E T H:
                              - - - - - - - - - -

         WHEREAS, the Company maintains the Net.B@nk, Inc. 1996 Stock Incentive Plan (the "Plan"); and

         WHEREAS, the Company desires to amend the Plan to increase the number of shares authorized for issuance thereunder; and

         WHEREAS, the Board of Directors of the Company has duly approved and authorized this amendment to the Plan, subject to the further approval of the Company's shareholders;

         NOW, THEREFORE, the Company does hereby amend the Plan as follows:

1. By deleting, effective as of the date shareholder approval of the Second Amendment is obtained, the first sentence of Section 2.2 in its entirety and by substituting therefor the following:

         "Subject to adjustment in accordance with Section 5.2, 1,250,000 shares of Stock (the `Maximum Plan Shares') are hereby reserved exclusively for issuance pursuant to Stock Incentives."

2. Except as specifically amended hereby, the Plan shall remain in full force and effect as prior to the adoption of this Second Amendment.

3. Notwithstanding the foregoing, the adoption of this Second Amendment is subject to the approval of the stockholders of the Company and in the event that the stockholders of the Company fail to approve such adoption within twelve months of the date of the approval of the Second Amendment by the Board of Directors of the Company, the adoption of this Second Amendment shall be null and void.

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         IN WITNESS WHEREOF, the Company has caused this Second Amendment to be executed on the day and year first above written.

                              NET.B@NK, INC.

                              By: /s/ D.R. GRIMES
                                  --------------------------------------------
                              Title: Vice Chairman and Chief Executive Officer
                                     -----------------------------------------

ATTEST:

By: /s/ Robert E. Bowers
    ---------------------------------------
Title: Chief Financial Officer
       ------------------------------------

         (CORPORATE SEAL)

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